Exhibit 31.1

RULE 13A-14(A)/15D-14(A) CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Harley A. Hughes, certify that:

1. I have reviewed this annual report on Form 10-K/A of TVI Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/S/ HARLEY A. HUGHES
Harley A. Hughes
President and Chief Executive Officer

April 29, 2008

21